SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

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Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT – November 16, 2010

(Date of earliest event reported)

honeywell international inc.

(Exact name of Registrant as specified in its Charter)

DELAWARE (State or other jurisdiction of incorporation)	1-8974 (Commission File Number)	22-2640650 (I.R.S. Employer Identification Number)

101 COLUMBIA ROAD, P.O. BOX 4000, MORRISTOWN, NEW JERSEY	07962-2497
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (973) 455-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02	RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

Honeywell International Inc. (“Honeywell” or the “Company”) issued a press release earlier today regarding a change in the Company’s policy for recognizing pension expense, as well as a discussion of the Company’s pension funding strategy (“Pension Matters”).

Honeywell will hold a conference call regarding the Pension Matters at 8:00 a.m. Eastern Daylight Time on Tuesday, November 16, 2010. Interested investors may access the conference call by dialing (719) 325-4867 or through a World Wide Web simulcast available at the “Investor Relations” section of the company’s website (http://www.honeywell.com/investor). Related presentation materials will also be posted to the Investor Relations section of the website prior to the conference call.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibit 99.1 – Press Release, dated November 16, 2010

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 16, 2010	HONEYWELL INTERNATIONAL INC.

By: /s/ Thomas F. Larkins Thomas F. Larkins Vice President, Corporate Secretary and Deputy General Counsel